CONSOLIDATED BALANCE SHEETS (Parenthetical) (Variable Interest Entities [Member], USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Accounts payable	$ 1,123	$ 307	$ 19,706
Deferred revenues	42,942	27,751	15,399
Customer advances and deposits	5,670	4,710	3,813
Taxes payable	1,751	1,872	936
Salary and welfare payable	8,471	7,165	6,646
Accrued expenses and other current liabilities	$ 2,181	$ 1,090	$ 1,076